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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                  JULY 18, 2002
                        (Date of earliest event reported)

                         ADAMS RESOURCES & ENERGY, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                    1-7908                 74-1753147
  (State or other jurisdiction        (Commission             (IRS Employer
        of incorporation)            File Number)          Identification No.)

        4400 POST OAK PKWY STE 2700, HOUSTON TX                   77027
        (Address of principal executive offices)               (Zip Code)

                                 (713) 881-3600
               Registrant's telephone number, including area code

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Item 4.  Changes in Registrants Certifying Accountants.

         On July 18, 2002, Adams Resources & Energy, Inc. (the Company) dismissed its former accountants and appointed Deloitte & Touche LLP to serve as its independent public accountants for the fiscal year 2002. These actions followed the Company's decision to seek proposals from independent accountants to audit the financial statements of the Company, and were approved by the Company's Board of Directors upon the recommendation of its Audit Committee. Prior to the selection of Deloitte & Touche, Arthur Andersen LLP served as the Company's independent accountants.

         During the Company's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through July 18, 2002, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen LLP's satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its reports.

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         None of the reportable events described under Item 304(a)(1)(v) of
Regulation S-K occurred within the Company's two most recent fiscal years ended December 31, 2001 or within the interim period through July 18, 2002.

         The audit reports of Arthur Andersen LLP on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         The Company provided Arthur Andersen LLP with a copy of the foregoing disclosures. The Company was advised by Arthur Andersen LLP that it was unable to provide a letter stating whether it agreed with such statements.

         During the two most recent fiscal years of the Company ended December 31, 2001, and the subsequent interim period through July 18, 2002, the Company did not consult with Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

99.1     Press Release of Adams Resources & Energy, Inc. dated July 18, 2002.



                                        2

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESOURCES & ENERGY, INC.



Date: July 18, 2002            By: /s/ K. S. Adams, Jr.
                                   K. S. Adams, Jr., Chief Executive Officer



                               By: /s/ Richard B. Abshire
                                   Richard B. Abshire, Chief Financial Officer


                                        3

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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
99.1     Press Release of Adams Resources & Energy, Inc. dated July 18, 2002.